SEVENTH AMENDMENT TO
                                CREDIT AGREEMENT

        THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (hereinafter, this "Amendment") is entered as of March 1, 1999 among PLUMA, INC., a North Carolina corporation (the "Borrower"), NATIONSBANK, N.A., as Agent for and on behalf of the Lenders (the "Agent") and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

        WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of April 23, 1998, as amended by that certain First Amendment to Credit Agreement and Waiver between the Borrower and the Agent for and on behalf of the Lenders dated as of August 27, 1998, by that certain Second Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of September 30, 1998, by that Third Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of November 16, 1998, by that certain Fourth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of December 11, 1998, by that certain Fifth Amendment to Credit Agreement dated as of December 31, 1998 and by that certain Sixth Amendment to Credit Agreement dated as of January 29, 1999 (as further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement").

        WHEREAS, the Borrower and the Agent on behalf of the Lenders are parties to that certain Forbearance Agreement dated as of November 16, 1998, as amended by an Amendment to Forbearance Agreement dated as of December 31, 1998, by a Second Amendment to Forbearance Agreement dated as of January 29, 1999 and by a Third Amendment to Forbearance Agreement dated as of the date hereof (as further amended, modified, supplemented, extended or restated from time to time, the "Forbearance Agreement");

        WHEREAS, the Borrower has advised the Lenders that it has written down the cost value of certain Inventory by $17,253,000 for Borrowing Base purposes in accordance with a "Summary of Inventory Adjustments," prepared by the Borrower with the material assistance of PwC, a copy of which was provided by the Borrower to the Agent on February 25, 1999;

        WHEREAS, the aforementioned Inventory cost value write down has caused a corresponding $10,351,000 reduction to the Eligible Inventory component of the Borrowing Base; and

        WHEREAS, the parties desire to amend certain terms of the Credit Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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        1. Reaffirmation of Existing Debt. The Credit Parties acknowledge and confirm: (a) that the Agent, on behalf of the Lenders, has a valid and enforceable first priority perfected security interest in the Collateral subject only to certain Permitted Liens, (b) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (c) that the Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement, the Forbearance Agreement and the other Credit Documents, and (d) by entering into this Amendment, the Lenders do not waive or release any term or condition of the Credit Agreement, the Forbearance Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

        2. Amendments. The Credit Agreement is hereby amended in the following respects:

               (a) The definition of "Borrowing Base" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                      "BORROWING BASE" MEANS, AS OF ANY DAY, THE SUM OF (A) 85%
               OF ELIGIBLE RECEIVABLES, (B) 60% OF ELIGIBLE INVENTORY, IN EACH CASE AS SET FORTH IN THE MOST RECENT BORROWING BASE CERTIFICATE DELIVERED TO THE AGENT AND THE LENDERS IN ACCORDANCE WITH THE TERMS OF SECTION 7.1(E) AND (C) DURING THE PERIOD (I) FROM AND INCLUDING MARCH 2, 1999 THROUGH AND INCLUDING MARCH 15, 1999, $14,400,000 AND (II) AFTER MARCH 15, 1999, $0.

               (b) The definition of "Revolving Committed Amount" set forth in
        Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                      "REVOLVING COMMITTED AMOUNT" MEANS SIXTY THREE MILLION
               DOLLARS ($63,000,000) OR SUCH LESSER AMOUNT AS THE REVOLVING COMMITTED AMOUNT MAY BE REDUCED PURSUANT TO SECTION 3.4.

               (c) Section 8.14 is hereby amended in its entirety, so that such section now reads as follows:

                      8.14   MANAGEMENT.

                             THE BORROWER WILL NOT MAKE OR PERMIT TO OCCUR ANY
               CHANGE IN THE INDIVIDUALS CONSTITUTING THE MANAGEMENT GROUP AS OF FEBRUARY 24, 1999; PROVIDED, HOWEVER, THAT IN THE EVENT OF THE DEATH OR VOLUNTARY RESIGNATION OF A MEMBER OF THE MANAGEMENT GROUP, THE BORROWER SHALL HAVE A PERIOD OF 30 DAYS TO REPLACE SUCH DECEASED OR RESIGNED MEMBER OF THE MANAGEMENT GROUP WITH AN INDIVIDUAL WHO HAS EXTENSIVE EXPERIENCE AND A GOOD REPUTATION IN THE UNITED STATES TEXTILE INDUSTRY AS

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               AN EXECUTIVE IN THE AREA OF THE VACANCY CREATED BY SUCH DEATH OR
               VOLUNTARY RESIGNATION BEFORE THE BORROWER SHALL BE DEEMED TO HAVE VIOLATED THIS SECTION 8.14; AND PROVIDED FURTHER, THAT BORROWER MAY WITHOUT VIOLATING THIS SECTION 8.14 REPLACE ITS INTERIM CHIEF EXECUTIVE OFFICER WITH AN INDIVIDUAL WHO HAS EXTENSIVE EXPERIENCE AND A GOOD REPUTATION IN THE UNITED STATES TEXTILE INDUSTRY AS A SENIOR EXECUTIVE AND WHO IS RETAINED BY THE BORROWER ON A FULL-TIME BASIS.

        3.     Miscellaneous.

               (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

               (b) The Borrower hereby represents and warrants as follows:

                      (i) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                      (ii) This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                      (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

               (c) The Borrower represents and warrants to the Lenders that (i) except for the representation contained in Section 6.2(a) with respect to matters previously disclosed to the Lenders, the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) other than the Acknowledged Events of Default (as defined in the Forbearance Agreement) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

               (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

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               (e) The Borrower hereby releases the Agent, the Lenders, and the
        Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

               (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
        NORTH CAROLINA.

        Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    PLUMA, INC., a North Carolina corporation

                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________


                                    NATIONSBANK, N.A., as Agent for and on
                                    behalf of the Lenders

                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________



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